SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                       OF

                         MITCHELL HUTCHINS SERIES TRUST

           Money Market Portfolio       High Grade Fixed Income Portfolio
      Strategic Fixed Income Portfolio      Strategic Income Portfolio
          Global Income Portfolio             High Income Portfolio
             Balanced Portfolio            Growth and Income Portfolio
       Tactical Allocation Portfolio             Growth Portfolio
        Aggressive Growth Portfolio            Small Cap Portfolio
                             Global Equity Portfolio

                                                               August 10, 2000

Dear Investor,

      This is a supplement to the prospectus dated May 1, 2000 of each of the above-listed series of Mitchell Hutchins Series Trust ("Trust"). The purpose of this supplement is to notify you that Paine Webber Group Inc. ("PW Group") (the ultimate parent company of Mitchell Hutchins Asset Management Inc., the investment adviser and distributor for each series of the Trust) and UBS AG ("UBS") announced on July 12, 2000 that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.